9*

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

METROCITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-39068	47-2528408
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5114 Buford Highway Doraville, Georgia	30340
(Address of principal executive offices)	(Zip Code)

(770) 455-4989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered
Common Stock, par value $0.01 per share	MCBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 21, 2026, MetroCity Bankshares, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 28,660,042 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 20,401,807 shares, or 71.19% of the outstanding common shares entitled to vote, were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s shareholders voted on the matters disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2026 (the “Proxy Statement”). The final voting results of each of the proposals voted on by the Company’s shareholders at the Annual Meeting are described below:

Proposal 1 – Election of Directors: To elect four (4) incumbent Class II directors named in the proxy statement to serve until the 2029 Annual Meeting of Shareholders and one (1) new Class I director named in the proxy statement to serve until the 2028 Annual Meeting of Shareholders to align with the other Class I directors, in each case until their successors have been duly elected and qualified.

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Nack Y. Paek	16,982,395	560,089	-	2,859,323
Frank Glover	16,943,541	579,874	19,069	2,859,323
William J. Hungeling	16,979,414	544,001	19,069	2,859,323
Francis Lai	14,879,733	2,656,568	22,163	2,843,343
David Shim	17,451,669	85,848	4,967	2,859,323

In accordance with the recommendation of the Company’s board of directors (the “Board”) and consistent with the voting results on this non-binding advisory proposal, the Board has determined that the Company will hold future shareholder advisory votes on the compensation of the Company’s named executive officers every two years, until the next required vote on the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.

Proposal 2  – Ratification of Auditors: To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2026.

Votes For	Votes Against	Abstain	Broker Non-Votes
20,346,364	16,551	22,912	15,980

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCITY BANKSHARES, INC.

Date: May 22, 2026	By:	/s/ Farid Tan
Farid Tan
President and Interim Chief Financial Officer